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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  December 30, 1998

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                         PENNZOIL-QUAKER STATE COMPANY
               (Exact name of issuer as specified in its charter)


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
           DELAWARE                           1-14501                   76-0200625
(State or other jurisdiction of      (Commission File Number)        (I.R.S. Employer
        incorporation)                                             Identification Number)
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PENNZOIL PLACE, P.O. BOX 2967                               77252-2967
        HOUSTON, TEXAS                                      (Zip Code)
(Address of principal executive offices)


      Registrant's telephone number, including area code:  (713) 546-4000
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Introductory Note:

     This Amendment on Form 8-K/A amends the Current Report on Form 8-K filed by Pennzoil-Quaker State Company on January 13, 1999 (the "Form 8-K") with respect to the Company's acquisition of Quaker State Corporation. This Amendment is being filed for the sole purpose of filing the following Exhibit which was previously incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Exhibit
No.       Description
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99.1      The consolidated balance sheet as of December 31, 1997 and 1996, the consolidated statement of income, the consolidated statement of shareholders' equity and the consolidated statement of cash flows for the years ended December 31, 1997, 1996 and 1995 of Quaker State Corporation and the unaudited condensed consolidated balance sheet as of September 30, 1998 and the unaudited condensed consolidated statement of income and the unaudited condensed consolidated statement of cash flows for the quarter ended September 30, 1998 of Quaker State Corporation


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              PENNZOIL-QUAKER STATE COMPANY



Date:  January 19, 1999             By:   /s/  David P. Alderson II
                                       __________________________________
                                       David P. Alderson II
                                       Group Vice President and Chief Financial
                                       Officer and Treasurer